Member Audio/Web Conference August 2, 2016 Exhibit 99.1

Cautionary Statement Regarding Forward-
Looking Information
2
Statements contained in these slides, including statements describing the objectives, projections, estimates, or predictions of the future of the Bank, may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipates,”
“believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. The Federal Home Loan
Bank of Pittsburgh (the Bank) cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to, real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments; political, legislative, regulatory, litigation, or judicial events or actions; changes in assumptions used in the quarterly Other-Than-Temporary Impairment (OTTI)
process; risks related to mortgage-backed securities; changes in the assumptions used in the allowance for credit losses; changes in the Bank’s capital structure; changes in the Bank’s capital requirements; membership changes; changes in the demand by Bank members for Bank advances; an increase in advances’ prepayments; competitive forces, including the availability of other sources of funding for Bank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; changes in the FHLBank System’s debt rating or the Bank’s rating; the ability of the Bank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which the Bank has joint and several liability; applicable Bank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; the Bank’s ability to maintain adequate capital levels
(including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology risks; and timing and volume of market activity. We do not undertake to update any forward-looking information. Some of the data set forth herein is unaudited.

Over/
2016
2015
(Under)
Net interest income
175.0
$
156.6
$
18.4
$
Provision (benefit) for credit losses
0.4

(0.2)

0.6

Realized gains from sales of AFS securities
12.7

-

12.7

Gain on litigation settlement, net
0.5

15.3

(14.8)

All other income (loss)
(11.0)

31.9

(42.9)

Other expenses
39.6

35.4

4.2

Income before assessment
137.2

168.6

(31.4)

AHP
13.7

16.9

(3.2)

Net income
123.5
$
151.7
$
(28.2)
$
Net interest margin (bps)
39
37
2

Six months ended June 30,
Financial Highlights –
Statement of Income
(in millions)
3

Quarterly Net Income
2Qtr 16
1Qtr 16
4Qtr 15
3Qtr 15
2Qtr 15
Income before assessment
74.4
$
62.8
$
60.4
$
55.9
$
89.6
$
AHP
7.4

6.3

6.0

5.6

9.0

GAAP Net income
67.0

56.5

54.4

50.3

80.6

Adjustments:
Derivative and hedging activity
(16.4)

(35.6)

7.3

(25.4)

29.1

Net gains (losses) on trading
securities
10.9

17.3

(3.8)

8.7

(10.1)

Realized gains from sales of
AFS securities
-

12.7

-

-

-

Gain on litigation
settlement, net
0.5

-

-

-

-

Net prepayment fees on
advances
20.7

0.1

0.4

1.8

0.2

Subtotal - adjustments
15.7

(5.5)

3.9

(14.9)

19.2

AHP
(1)
1.6
(0.6)
0.4
(1.5)
1.9
Adjusted Net Income
52.9
$
61.4
$
50.9
$
63.7
$
63.3
$
(in millions)
(1)
GAAP
preassessment
income is reduced by the 10% AHP charge, so the subtotal adjustments are as well.
4

Financial Highlights –
Selected Balance Sheet
2016
2015
Amount
Average:
Total assets
91,650
$
85,984
$
5,666
$
7

%
Advances
68,029

62,642

5,387

9

Total investments
19,132

18,674

458

2

June 30,
Dec 31,
2016
2015
Amount
Spot:
Advances
66,336
$
74,505
$
(8,169)
$
(11)

%
Capital stock
3,232

3,540

(308)

(9)

Retained earnings
925

881

44

5

Percent
Over/(Under)
Over/(Under)
Percent
Six months ended June 30,
(in millions)
(in millions)
5

(in millions)
June 30,
Dec 31,
2016
2015
Permanent capital
4,163
$
4,427
$
Excess permanent capital
over RBC requirement
3,462
$
3,606
$
Capital ratio (4% minimum)
4.8%
4.6%
Leverage ratio (5% minimum)
7.2%
6.9%
Market value/capital stock (MV/CS)
128.9%
127.9%
Capital Requirements
6

Membership Update Kris Williams 7

Year-to-Date Highlights
•
First six months of 2016 were strong in product usage
•
MPF
®
fundings of $194 million in the second quarter –
up
62% from second quarter 2015 and the highest in the
past 5 years
•
Advances declined 11% from year-end due to
prepayments and maturity of short-term borrowings;
however, we experienced a 40% increase in usage from
our insurance company members
•
First Front Door committed $7.9 million in grant funding
to help 1,582 homebuyers purchase their first home
–
biggest funding round ever
8

It’s Your Co-op
•
You are both shareholder and customer
•
Your activity affects the vibrancy of the Bank
•
Reward as shareholder: attractive, reliable dividend,
especially on activity stock
•
Reward as customer: products that enhance your
business and community
9

Membership Value Proposition
•
Vibrant Bank
•
Stock Value
•
Financial Return
•
Strong Capitalization
•
Reliable Access to Liquidity
•
Products and Services That
Help Your Business and
Communities Thrive
•
Outstanding Customer Service
10
Shareholder
Return on
Investment
Customer
Product &
Service Usage
Value
of
Membership

$ in billions
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
3/31/2016
6/30/2016

Vibrant Bank
•
FHLBank vibrancy is driven
by member activity with the
Bank
•
Advances have seen
significant growth in the last
five years
•
Total advances declined from
year end; however, it is not
uncommon for the Bank to
experience variances in the
overall portfolio driven by
member needs
•
Other key product usage
such as the Mortgage
Partnership Finance
®
(MPF
®
)
Program and letters of credit
has also progressed
positively
"Mortgage Partnership Finance” and "MPF" are registered trademarks of the Federal Home Loan Bank of Chicago
11
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
FHLBank
Pittsburgh Advances vs. Assets
Advances
Assets

12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
3/31/2016
6/30/2016

Stock Value
PAR
•
FHLBank stock always trades at
par –
therefore, our goal is to
maintain
a market value above
par at all times
•
The decline in the market value
from a high in 2014 was
primarily due to advance growth
•
When market value is above
par and a new advance is
executed, the purchase of
capital stock at par reduces the
total market value of the
FHLBank
12
50%
100%
150%
Market Value/Capital Stock
Market Value/Capital Stock

Financial Return
•
Both net income and return on
equity improved significantly
over the past five years
•
The 2014 results benefited from
large litigation gains, whereas
the strong performance in 2015
and 2016 reflects member
activity
•
Activity-based dividend remains
strong at 5% in 2016
•
Management and the Board
recognize that a consistent,
predictable dividend is desirable
Membership
Activity
13
* Excludes the special dividend of 2.5% paid in February 2015 that was based upon average member capital for the full year of 2014
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
Quarterly Dividend Rate*
Return on Equity

$ in billions
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
3/31/2016
6/30/2016

$ in billions
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
3/31/2016
6/30/2016

Strong Capitalization
•
Total capital consists primarily
of your capital stock and
retained earnings
•
The Bank exceeds all
regulatory capital requirements
•
Retained earnings have grown
substantially over the past five
years
•
The Bank has exceeded its
internally developed retained
earnings target since 2012
•
Additional accumulation of
retained earnings is expected;
we view retained earnings as
risk-absorbing capital
14
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
RBC Requirement
Total Capital
$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
Retained Earnings Target
Retained Earnings

Access to Liquidity
•
Attractive advance pricing
depends on the FHLBank’s
ability to raise attractively priced
funding in the capital markets
•
When compared to Treasuries,
FHLBank funding levels are
very attractive
•
The attractiveness is evident in
the term part of the curve at
three years and out -
an
excellent time to term out
advances
•
FHLBank floating-rate funding is
currently not pricing as well
relative to LIBOR due to market
changes in swap spreads
15
60
50
40
30
20
10
0
3 Month
2 Year
3 Year
5 Year
7 Year
10 Year
3 Month
2 Year
3 Year
5 Year
7 Year
10 Year
60
40
20
0
-20
-40
5 Yr. Avg. (6/30/11-6/30/16)
5 Yr. Avg. (6/30/11-6/30/16)
6/30/2016
06/30/2016
FHLB Bullet Funding versus Treasuries
FHLB Bullet Funding versus LIBOR

Products and Services 16 Maximum Membership Value Advances and Bank Services Letters of Credit Mortgage Partnership Finance ® (MPF ® ) Program Participation Community Investment Product Offerings

Outstanding Customer Service 17

Member Audio/Web Conference August 2, 2016 18